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                                                                    Exhibit 23.2


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated April 30, 1997, related to the consolidated financial statements of Monarch Marking Systems, Inc. appearing in PAXAR Corporation's Form 8-K/A filed on May 19, 1997 with respect to the Form 8-K dated March 3, 1997.


                                                    ARTHUR ANDERSEN LLP

                                                    /s/ Arthur Andersen LLP



Cincinnati, Ohio
September 24, 1997